UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                             Amendment No. 1
                                   To
                                FORM 8-K

                           CURRENT REPORT
                   Pursuant to Section 13 OR 15(d)
               of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 31, 2011
                                                ------------------
                             SJW Corp.
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     (Exact name of registrant as specified in its charter)

        California                1-8966            77-0066628
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(State or other jurisdiction    (Commission       (IRS Employer
    of incorporation)           File Number)    Identification No.)

  110 W. Taylor Street, San Jose, California           95110
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   (Address of principal executive offices)          (Zip Code)

                           (408) 279-7800
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         Registrant's telephone number, including area code

                            Not Applicable
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    (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Form 8-K/A hereby amends the Form 8-K filed by SJW Corp. (the "Company") on May 25, 2011.

On May 31, 2011, Angela Yip, the Executive Vice President of Finance of the Company and its subsidiaries, informed the Company that she will retire effective June 30, 2011 instead of July 5, 2011 as previously reported.


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                SJW Corp.
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June 3, 2011                    /s/ James P. Lynch
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                                James P. Lynch, Chief Financial
                                Officer and Treasurer